SECURITIES AND EXCHANGE COMMISSION

Washington, DC   20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 7, 2010

VECTREN CORPORATION
(Exact name of registrant as specified in its charter)

Commission File No.	Registrant, State of Incorporation, Address, and Telephone Number	I.R.S Employer Identification No.

1-15467	Vectren Corporation	35-2086905
(An Indiana Corporation)
One Vectren Square,
Evansville, Indiana 47708
(812) 491-4000

1-16739	Vectren Utility Holdings, Inc.	35-2104850
(An Indiana Corporation)
One Vectren Square
Evansville, Indiana 47708
(812) 491-4000

Former name or address, if changed since last report:
N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03   Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On April 7, 2010, the Board of Directors of Vectren Corporation (Vectren) adopted various amendments to its By-Laws.   These amendments are effective at various dates throughout 2010.

The purpose of By-Law changes effective April 7, 2010 is to rename the Audit Committee of the Board of Directors and Audit and Risk Management Committee and to allow Board members to complete their term after reaching the age of seventy two.  The previous By-Laws required the director cease being a director in the month reaching seventy-two.  These changes are made to By-Law sections 4.12 and 4.15, respectively.

The purpose of the by-law change effective May 19, 2010 is to recognize that immediately following the annual shareholders meeting on May 19, 2010, the number of board members will be reduced from 14 to 12.  This change is made to section 4.1 of the By-Laws.

The purpose of by-law changes effective June 1, 2010 addresses the impact of separating the Chief Executive Officer function from the Chairman of the Board function and the combining of the Chief Executive Officer function with the President function.  These changes impact the following By-Law sections:  3.3, 3.5, 3.6,4.8,4.9,4.10,4.11,4.12,5.1, 5.5,5.6,5.8,6.1,6.3,and 6.4.

Vectren’s amended by-laws effective April 7, 2010 is attached herewith as Exhibit 3.1.  Vectren’s amended by-laws effective May 19, 2010 is attached herewith as Exhibit 3.2. Vectren’s amended by-laws effective June 1, 2010 is attached herewith as Exhibit 3.3.  Sections of the by-laws in effect prior to these amendments along with changes resulting from these amendments are included in Exhibit 3.4 and with changes sorted by their effective date.

Item 9.01.    Exhibits.

(d)  Exhibits

Exhibit Number	Description

3.1	Code of By-Laws of Vectren Corporation as Most Recently Amended as of April 7, 2010.
3.2	Code of By-Laws of Vectren Corporation as Most Recently Amended as of May 19, 2010.
3.3	Code of By-Laws of Vectren Corporation as Most Recently Amended as of June 1, 2010.
3.4	Amended Sections of the Code of By-Laws of Vectren Corporation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VECTREN CORPORATION VECTREN UTILITY HOLDINGS, INC.
April 9, 2010

By: /s/ M. Susan Hardwick
M. Susan Hardwick
Vice President, Controller and Assistant Treasurer

INDEX TO EXHIBITS

The following Exhibits are filed as part of this Report to the extent described in Item 5.03:

Exhibit Number	Description

3.1	Code of By-Laws of Vectren Corporation as Most Recently Amended as of April 7, 2010.
3.2	Code of By-Laws of Vectren Corporation as Most Recently Amended as of May 19, 2010.
3.3	Code of By-Laws of Vectren Corporation as Most Recently Amended as of June 1, 2010.
3.4	Amended Sections of the Code of By-Laws of Vectren Corporation.